EXHIBIT 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                         AND PRINCIPAL FINANCIAL OFFICER

                         ALL-AMERICAN SPORTPARK, INC.

                       PURSUANT TO 18 U.S.C. SECTION 1350

     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of All-American SportPark, Inc. for the quarter ended March 31, 2010:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all  material aspects, the financial condition and results of operations of All-American SportPark, Inc.

Dated:  May 17, 2010

/s/ Ronald S. Boreta

Ronald S. Boreta

Chief Executive Officer

(Principal Executive Officer) and

Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to All-American SportPark, Inc. and will be retained by All-American SportPark, Inc. and furnished to the Securities and Exchange Commission upon request.